UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 10, 2006

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

District of Columbia	1-7102	52-0891669
(state or other jurisdiction)	(Commission File Number)	(I.R.S. Employer
Identification No.)

Woodland Park, 2201 Cooperative Way, Herndon, VA		20171-3025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (703) 709-6700

(Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2006, the Board of Directors of National Rural Utilities Cooperative Finance Corporation ("CFC" or the "Company") voted to fill two open director positions.

William A. Kopacz fills the District 9 position left vacant by the resignation of Eric Yould in November 2005. Mr. Kopacz is the General Manager of Midstate Electric Cooperative, Inc. in LaPine, Oregon.

Jack F. Wolfe, Jr. fills the District 11 position left vacant by the resignation of Glenn English in December 2005. Mr. Wolfe is the Vice President of National Rural Electric Cooperative Association and the President and CEO of Mid-Carolina Electric Cooperative, Inc. in Lexington, South Carolina.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RURAL UTILITIES COOPERATIVE
FINANCE CORPORATION

/s/ STEVEN L. LILLY
Steven L. Lilly
Chief Financial Officer
(Principal Financial Officer)

Dated: January 12, 2006